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                                             January 29, 1999


Securities and Exchange Commission
Washington, DC 20549



Dear Sir or Madam:

     We have been furnished with a copy of the response to Item 4 of Form 8-K for the change of accountants that occurred on January 25, 1999 which will be filed by our former client, Suite 101.com, Inc. (file number 0-25136). We agree with the statements made in response to that item insofar as they relate to our firm.

                              Very truly yours,

                              Raimondo Pettit Group